PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                          STRONG SCHAFER BALANCED FUND

              Supplement to the Prospectus dated December 31, 1997


The following shall be added to page I-11 of the Prospectus.

SMALL AND MEDIUM COMPANIES

The Fund may invest a portion of its assets in the securities of small and medium companies. While small and medium companies generally have potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests solely in larger, more established companies.


The date of this Prospectus Supplement is November 17, 1998.

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